September 30, 2008

DREYFUS INSTITUTIONAL RESERVES FUNDS
Dreyfus Institutional Reserves Money Fund

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 31, 2008

     The following information supplements and supersedes any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Investment Techniques – Borrowing Money.”:

In addition, Dreyfus Institutional Reserves Money Fund may borrow on a secured basis through entering into reverse repurchase agreements, as described below under “Reverse Repurchase Agreements.”

     The following information replaces and supersedes the section of the Fund’s Statement of Additional Information entitled “Investment Techniques – Reverse Repurchase Agreements.”:

Reverse Repurchase Agreements. (Dreyfus Institutional Reserves Money Fund) Dreyfus Institutional Reserves Money Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. The Company’s Board has considered the risks to the Fund and its shareholders which may result from the entry into reverse repurchase agreements and has determined that the entry into such agreements is consistent with the Fund’s investment objective and management policies. The Fund will segregate permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase agreement transactions as collateralized borrowings by the Fund.